

# **We are Globalscape** - Leader in Secure Information Exchange

James L. Bindseil, President & CEO

April 20, 2015

AGC's 2015 West Coast Information Security & Broader Technology Growth Conference

globalscape™
securely connected

# Safe Harbor Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words "would," "exceed," "should," "anticipates," "believe," "steady," "dramatic," and variations of such words and similar expressions identify forward-looking statements, but their absence does not mean that a statement is not a forward-looking statement. These forward-looking statements are based upon the Company's current expectations and are subject to a number of risks, uncertainties and assumptions. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Among the important factors that could cause actual results to differ significantly from those expressed or implied by such forward-looking statements are risks that are detailed in the Company's Annual Report on Form 10-K for the 2014 fiscal year, filed with the Securities and Exchange Commission on March 30, 2015.

# Who is Globalscape?

- **For almost two decades, we have provided secure information exchange solutions**
- Headquartered in San Antonio, Texas
- Founded 1996; publicly traded on NYSE MKT under ticker symbol 'GSB'

## Business Highlights

- Over 13,000 clients and over 4 million licenses sold in over 150 countries
- Recognized as leader and innovator in the Information Security and Managed File Transfer Sectors with Enterprise File Transfer™ (EFT)
- Technologies built with unparalleled Service & Support with a 90%+ customer retention rate
- Solution certifications include FIPS 140-2, U.S. Army Certificate of Networthiness, and Drummond AS/2
- Global brand recognition of CuteFTP® consumer solution
- Recognized as a top workplace by both national and regional publications – IT World, Computerworld, Texas Monthly, San Antonio Business Journal, and San Antonio Express-News

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# Steady Growth



Revenue
30,000
25,000
20,000
15,000
10,000
5,000
-
2010
2011
2012
2013
2014



Net income excluding infrequent items
4,000
3,000
2,000
1,000
-
2010
2011
2012
2013
2014

*Deferred revenue at the end of 2014 was $14.8 million, which is a 37% increase over the 2013 amount*

globalscape securely connected

# Strong Financial Position

| | |
|---|---|
| Cash flow from operating and investing activities | |
| 2013 | **$2.9 million** |
| 2014 | **$5.3 million** |
| Cash and investments at December 31, 2014 | **$14.5 million** |
| Working capital ratio excluding deferred revenue | **6:1** |
| Notes payable or long term debt | **Zero** |
| Quarterly dividend per share* | **$0.015** |

* Commencing the second quarter of 2015. Initial cash dividend will be $0.015 per share with the applicable second quarter record and payment dates to be determined. Timing and amount of dividends to be paid in subsequent quarters will be determined on future dates by the Board of Directors

# 2015 Focus


Marketing Excellence
Product Innovation
Channel Expansion

# Secure Information Exchange



MANAGED FILE TRANSFER
Increase the security, visibility and governance of the file transfers critical to your organization.
SECURE FILE SHARING
Securely and quickly email files with enhanced visibility and control.
Business Partners
INGEST BUSINESS DATA
MANUAL TRANSFERS
EFT
MAIL EXPRESS
SEND LARGE FILES SECURELY
Customer
WAFS
BIT LEVEL REPLICATION
Acme London Office
SC CONNECT
SHARED ACCESS
REMOTE ACCESS
Contractor
Acme Global Headquarters
BIT LEVEL REPLICATION
Remote Employee
FILE SYNCHRONIZATION AND SHARING
Securely share and access files anytime on any device without the cloud.
ENTERPRISE COLLABORATION
Simplify collaboration, synchronize files, provide faster and more reliable access to data between your organization and its partners, satellites, or branch offices.
Acme New York Office

globalscape securely connected

# Market Landscape

| Managed File Transfer | Secure Email Gateway | File Synchronization and Sharing | WAN Optimization |
|---|---|---|---|
| $794 million market in 2013 | $986 million market in 2014 | Emerging market with revenue expected to exceed $500 million by 2016 | $1.1 billion market in 2014 |

globalscape securely connected

# Market Landscape – Product Alignment

Managed File Transfer

Secure Email Gateway


EFT
Mail Express
globalscape
securely connected
WAFS
scConnect

WAN Optimization

File Synchronization and Sharing

# Market Landscape – Product Roadmap

| Managed File Transfer | Secure Email Gateway | File Synchronization and Sharing | WAN Optimization |
| --- | --- | --- | --- |
| **EFT** | **Mail Express** | **scConnect** | **WAFS** |
| **FY15**<br>Workspaces<br>Acceleration<br>Event Rule Enhancements<br>Business Activity Monitoring | **FY15**<br>Message Body Encryption<br>Integration with EFT | **FY15**<br>Product Launch V1<br>Folder Synchronization<br>External Device Sharing | **FY15**<br>Improved Performance<br>Desktop Support<br>Improved Scalability |
| **FY16**<br>Geo-Clustering<br>Branch Office Edition<br>Governor<br>B2B Gateway | **FY16**<br>Geo-Clustering<br>Governor | **FY16**<br>Workflow Event Rules<br>Collaboration | **FY16**<br>Business Activity Monitoring<br>Just-In-Time Replication<br>Linux Agent Support |

# Multiple Revenue Opportunities

Globalscape Clients have the benefit of consuming solutions however they require them

**LICENSE**
**MAINTENANCE & SUPPORT**
*RECURRING M&S REVENUE*

**HOSTED SOLUTION**
*RECURRING SUBSCRIPTION REVENUE*



On-Site & Self Managed
Your software
Your Hardware
Your Employees
Off-Site & Self Managed
Our software
Our Hardware
Your Employees
On-Site & Remotely Managed
Your software
Your Hardware
Our Employees
Off-Site & Managed
Our software
Our Hardware
Our Employees

**LICENSE**
**MAINTENANCE & SUPPORT**
**PROFESSIONAL SERVICES**
*RECURRING M&S AND SUBSCRIPTION REVENUE*

**MANAGED SOLUTION**
*RECURRING SUBSCRIPTION REVENUE*

# Expansion and Optimization of Channel

**Accelerate channel program enablement and engagement phases**

- Adding tiered designations based on partner investment and engagement
- Correlated incentives and rewards
- Formalized partner training programs
- Created the channel technical account manager position to accelerate partner sales and technical training
- Outsourced professional services with certified partners

**Dedicated channel marketing resources and budget**

- Joint marketing initiatives
- Revamped partner portal
- Partner branded content and collateral
- Partner representative sales incentives
- Partner volume rebates



Cumulative Signed Partners
Europe/APAC/Australia
Latin America
North America
Total
Q114
Q214
Q314
Q414

Denotes partners with which we have signed reseller agreements



# Any Questions?